August 18, 2003

                        DREYFUS PREMIER HEALTH CARE FUND
                  (A SERIES OF DREYFUS PREMIER OPPORTUNITY FUNDS)

                             SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 15, 2002

      THIS INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.

      Matthew Jenkin is the Fund's sole primary portfolio manager. Mr. Jenkin has been employed by The Dreyfus Corporation ("Dreyfus") since May 1999 and is a senior managing analyst in its equity research department. Before joining Dreyfus, Mr. Jenkin was a senior scientist at SmithKline Beecham Pharmaceutical Company from 1994 through 1998.

      The paragraph concerning Lesley Wright Marino in the section "Management" is deleted because she is no longer a primary portfolio manager of the Fund.

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